________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 29, 2006

GREENPOINT MORTGAGE FUNDING TRUST 2006-OH1
(Exact name of Issuing Entity as specified in its charter)

GS MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

GOLDMAN SACHS MORTGAGE COMPANY
(Exact name of Sponsor as specified in its charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2006-OH1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $468,497,300 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX (the “Publicly Offered Certificates”) on December 29, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 6, 2006, as supplemented by the Prospectus Supplement dated December 21, 2006, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of December 1, 2006, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, Deutsche Bank National Trust Company, as Trustee and custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, December 2006 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class X and Class P Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain payment-option, adjustable rate, residential mortgage loans with a negative amortization feature with an aggregate outstanding principal balance of approximately $470,852,394 as of December 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

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Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.5.1
Master Servicing and Trust Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as Depositor, Deutsche Bank National Trust Company, as Trustee and Custodian and Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer

4.5.2	Standard Terms to Master Servicing and Trust Agreement (December 2006 Edition)

99.1	Flow Servicing Agreement dated as of January 1, 2006 by and between Goldman Sachs Mortgage Company and Avelo Mortgage, L.L.C.

99.2	Flow Interim Servicing Agreement dated as of October 1, 2006 by and between Goldman Sachs Mortgage Company and GreenPoint Mortgage Funding, Inc.

99.3
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Avelo Mortgage, L.L.C., as servicer

99.4
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GreenPoint Mortgage Funding, Inc., as servicer

99.5	Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as assignor and Deutsche Bank National Trust Company, as assignee

99.6
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee and GreenPoint Mortgage Funding, Inc., as servicer

99.7
Interest Rate Swap Agreement, dated as of December 29, 2006, including ISDA Master Agreement, schedule to the master agreement, and credit support annex, between Barclays Bank PLC and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust, GreenPoint Mortgage Funding Trust 2006-OH1, Mortgage Pass-Through Certificates, Series 2006-OH1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:  /s/ M. Gill
    Name: M. Gill
    Title: Vice President

Dated: December 29, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.5.1
Master Servicing and Trust Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as Depositor, Deutsche Bank National Trust Company, as Trustee and Custodian and Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer

4.5.2	Standard Terms to Master Servicing and Trust Agreement (December 2006 Edition)

99.1	Flow Servicing Agreement dated as of January 1, 2006 by and between Goldman Sachs Mortgage Company and Avelo Mortgage, L.L.C.

99.2	Flow Interim Servicing Agreement dated as of October 1, 2006 by and between Goldman Sachs Mortgage Company and GreenPoint Mortgage Funding, Inc.

99.3
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Avelo Mortgage, L.L.C., as servicer

99.4
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GreenPoint Mortgage Funding, Inc., as servicer

99.5	Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as assignor and Deutsche Bank National Trust Company, as assignee

99.6
Assignment, Assumption and Recognition Agreement dated as of December 1, 2006, among GS Mortgage Securities Corp., as assignor, Deutsche Bank National Trust Company, as assignee and GreenPoint Mortgage Funding, Inc., as servicer

99.7
Interest Rate Swap Agreement, dated as of December 29, 2006, including ISDA Master Agreement, schedule to the master agreement, and credit support annex, between Barclays Bank PLC and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust, GreenPoint Mortgage Funding Trust 2006-OH1, Mortgage Pass-Through Certificates, Series 2006-OH1